                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 22, 1996




                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      0-2517                     75-0991164
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)




                            530 PRESTON COMMONS WEST
                               8117 PRESTON ROAD
                              DALLAS, TEXAS  75225
        (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 369-0080
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         Item 5.  OTHER EVENTS.

         On April 22, 1996, Toreador Royalty Corporation (the "Company" or "Toreador") announced that its Board of Directors (the "Board") authorized the purchase of up to 150,000 shares of the Company's common stock, representing 2.9% of Toreador's currently outstanding shares. Purchases will be made in open market or through privately negotiated transactions from time to time and depending upon market conditions.

         The Company also announced that it repurchased all 100,000 shares of common stock under its initial stock repurchase program authorized by the Board in October of 1995.

         Item 7.  FINANCIAL STATEMENTS IN EXHIBITS.

                 (c)      Exhibits

                          Item     Exhibit
                          ----     -------
                          99       Press Release issued by Toreador Royalty
                                   Corporation on April 22, 1996.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOREADOR ROYALTY CORPORATION



Date:    April 24, 1996                By: /s/ Peter R. Vig
                                           -------------------------------------
                                           Peter R. Vig, Chief Executive Officer





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                               INDEX TO EXHIBITS


 Item
Number                   Exhibit
- ------                   -------
99                       Press Release issued by Toreador Royalty Corporation on
                         April 22, 1996.





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